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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
          Date of Report (Date of Earliest Event Reported) May 4, 2004
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                              Argonaut Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-14950                                        95-4057601
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(Commission File Number)                    (I.R.S. Employer Identification No.)

      10101 Reunion Place, Suite 500, San Antonio, Texas        78216
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          (Address of Principal Executive Offices)            (Zip Code)

                                 (210) 321-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.    Financial Statements and Exhibits.

         (c)      Exhibits.

         Exhibit No.       Document Description

         99.1              Press Release dated May 4, 2004.

Item 12.   Results of Operations and Financial Condition.

         The information contained in this Form 8-K is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On May 4, 2004, Argonaut Group, Inc. issued a press release announcing its 2004 first quarter results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ARGONAUT GROUP, INC.



Dated: May 4, 2004                  By:  /s/ MARK W. HAUSHILL
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                                         Mark W. Haushill
                                         Vice President, Chief Financial Officer
                                         and Treasurer

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                                  EXHIBIT INDEX

Exhibit
Number                             Description
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99.1                          Press Release, dated May 4, 2004